Exhibit (17)(a)

VOTE VIA THE INTERNET:

VOTE VIA THE TELEPHONE:

999 9999 9999 999

AXA EQUITABLE LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY OF AMERICA

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON AUGUST 26, 2009

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (“Contracts”) whose account value is invested in shares of the portfolios being acquired in the proposed Plan of Reorganization and Termination or Plan of Asset/Stock Exchange, as applicable (the “Acquired Portfolios”), each a series of EQ Advisors Trust (“Trust”), hereby instructs AXA Equitable Life Insurance Company, MONY Life Insurance Company or MONY Life Insurance Company of America (each, an “Insurance Company” and together, the “Insurance Companies”), the owners of the shares of the Trust attributable to the Contracts and, therefore, shareholders of the Trust, (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment thereof (“Meeting”), as described in the Trust’s Combined Proxy Statement and Prospectus dated June     , 2009 (“Proxy Statement/Prospectus”), (ii) to vote, in adjournment thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the applicable Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Information Statement and the Trust’s Proxy Statement/Prospectus accompanying this Voting Instruction Card is acknowledged by the undersigned.

PLEASE SIGN, DATE AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE IF YOU ARE NOT
VOTING BY PHONE OR INTERNET

Dated 2009

Signature(s) (if held jointly) (Please sign in box)

NOTE: Please sign your name or names exactly as it appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X

PLEASE DO NOT USE FINE POINT PENS.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

Voting instructions executed by a Contractholder may be revoked at any time prior to an Insurance Company voting the shares represented thereby by the Contractholder providing the Insurance Company with a properly executed written revocation of such voting instructions, or by the Contractholder providing the Insurance Company with proper later-dated voting instructions by voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by a voting instruction card at the Meeting, thereby canceling any voting instruction previously given. Proxies executed by an Insurance Company may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

This Voting Instruction Card, when properly executed, will be voted in the matter directed herein by the undersigned.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANIES TO VOTE “FOR” THE FOLLOWING PROPOSALS.

	FOR	AGAINST	ABSTAIN

1. To approve the Plan of Reorganization and Termination adopted by the Trust (the “Reorganization Plan”), which provides for the reorganization of the EQ/Ariel Appreciation II Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio and EQ/Van Kampen Real Estate Portfolio into the EQ/Mid Cap Value PLUS Portfolio, also a series of the Trust.

2. To approve the Plan of Asset/Stock Exchange adopted by the Trust, which provides for the sale of the EQ/AXA Rosenberg Value Long/Short Equity Portfolio’s assets to the EQ/PIMCO Ultra Short Bond Portfolio (the “Ultra Short Bond Portfolio”), also a series of the Trust, and the Reorganization Plan, which provides for the reorganization of the EQ/Short Duration Bond Portfolio into the Ultra Short Bond Portfolio.

3. To approve the Reorganization Plan, which provides for the reorganization of the EQ/Bond Index Portfolio and EQ/Long Term Bond Portfolio into the EQ/Core Bond Index Portfolio, also a series of the Trust.

4. To approve the Reorganization Plan, which provides for the reorganization of the EQ/Caywood-Scholl High Yield Bond Portfolio into the EQ/Quality Bond PLUS Portfolio, also a series of the Trust.

5. To approve the Reorganization Plan, which provides for the reorganization of the EQ/Government Securities Portfolio into the EQ/Intermediate Government Bond Index Portfolio, also a series of the Trust.

VOTE VIA THE INTERNET:

VOTE VIA THE TELEPHONE:

999 9999 9999 999

EQ ADVISORS TRUST

PROXY CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON AUGUST 26, 2009

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the portfolios being acquired in the proposed Plan of Reorganization and Termination or Plan of Asset/Stock Exchange, as applicable (the “Acquired Portfolios”), each a series of the Trust. The undersigned hereby appoints as proxies                      and                     , and each of them (with power of substitution) to (i) vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment thereof (“Meeting”), as described in the Trust’s Combined Proxy Statement and Prospectus dated June     , 2009 (“Proxy Statement/Prospectus”), (ii) to vote, in adjournment thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

Receipt of the Notice of Meeting and the Trust’s Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the undersigned.

PLEASE SIGN, DATE AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE IF YOU ARE NOT
VOTING BY PHONE OR INTERNET

Dated 2009

Signature(s) (if held jointly) (Please sign in box)

NOTE: Please sign your name or names exactly as it appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X

PLEASE DO NOT USE FINE POINT PENS.

Proxies may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by attending the Meeting and voting in person

This Proxy Card, when properly executed, will be voted in the matter directed herein by the undersigned.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.

	FOR	AGAINST	ABSTAIN

1. To approve the Plan of Reorganization and Termination adopted by the Trust (the “Reorganization Plan”), which provides for the reorganization of the EQ/Ariel Appreciation II Portfolio, EQ/Lord Abbett Mid Cap Value Portfolio and EQ/Van Kampen Real Estate Portfolio into the EQ/Mid Cap Value PLUS Portfolio, also a series of the Trust.

	☐	☐	☐

2. To approve the Plan of Asset/Stock Exchange adopted by the Trust, which provides for the sale of the EQ/AXA Rosenberg Value Long/Short Equity Portfolio’s assets to the EQ/PIMCO Ultra Short Bond Portfolio (the “Ultra Short Bond Portfolio”), also a series of the Trust, and the Reorganization Plan, which provides for the reorganization of the EQ/Short Duration Bond Portfolio into the Ultra Short Bond Portfolio.

	☐	☐	☐

3. To approve the Reorganization Plan, which provides for the reorganization of the EQ/Bond Index Portfolio and EQ/Long Term Bond Portfolio into the EQ/Core Bond Index Portfolio, also a series of the Trust.

	☐	☐	☐

4. To approve the Reorganization Plan, which provides for the reorganization of the EQ/Caywood-Scholl High Yield Bond Portfolio into the EQ/Quality Bond PLUS Portfolio, also a series of the Trust.	☐	☐	☐

5. To approve the Reorganization Plan, which provides for the reorganization of the EQ/Government Securities Portfolio into the EQ/Intermediate Government Bond Index Portfolio, also a series of the Trust.

	☐	☐	☐